VESSELS	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
VESSELS
VESSELS

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2011	657,890	(221,617)	436,273
Transfer to vessel held for sale	(74,455)	52,932
Impairment loss	(41,597)	—
Disposal of vessels	(236,257)	157,415
Depreciation	—	(20,485)
Balance at December 31, 2012	305,581	(31,755)	273,826
Depreciation	—	(11,079)
Balance at December 31, 2013	305,581	(42,834)	262,747
Purchase of vessels	24,085	—
Value of share consideration paid in connection with purchase of vessel	38,874
Transfer from newbuildings	546,520	—
Depreciation	—	(19,561)
Balance at December 31, 2014	915,060	(62,395)	852,665

In August 2012, the VLCC Hampstead was contracted to be sold to an unrelated third party, but the sale was not completed due to the buyer's default, and we retained the deposit received in the amount of $2.4 million. In September 2012, the Company sold the VLCC Hampstead for net proceeds of $22.2 million and recorded a loss on sale of $12.7 million (including the deposit received). In October 2012, the Company sold the VLCC Titan Venus for net proceeds of $19.8 million. The Company recorded an impairment loss of $14.7 million in the third quarter of 2012 with respect to this vessel and there was no gain or loss on its sale. In December 2012, the Company sold the VLCC Kensington for net proceeds of $22.5 million. The Company recorded an impairment loss of $13.5 million in the third quarter of 2012 with respect to this vessel and there was a loss on sale of $0.4 million. The Company recorded an impairment loss of $13.4 million in the third quarter of 2012 with respect to the VLCC Mayfair. This vessel was classified as held for sale at December 31, 2012.

At December 31, 2014, the Company owned thirteen Capesize vessels (2013: four).

In April 2014, a subsidiary of the Company acquired a 2013-built Capesize dry bulk carrier, Bulk China (renamed KSL China), from Karpasia. The consideration consisted of the issuance of 3.1 million shares, which were recorded at a price of $12.54 per share or $38.9 million in aggregate, and a cash payment of $24.0 million.

The Company took delivery in the second quarter of 2014 of three of the five Capesize newbuildings purchased from Frontline 2012 in April 2014. KSL Seattle and KSL Singapore were delivered in May 2014 and KSL Sapporo was delivered in June 2014. During the third quarter of 2014, the remaining two Capesize newbuildings were delivered. KSL Sydney was delivered in July 2014 and KSL Salvador was delivered in September 2014.

In April 2014, the Company agreed to acquire 25 SPCs, each owning a fuel efficient dry bulk newbuilding, from Frontline 2012. Thirteen of these SPC's were acquired in September 2014 and three of the newbuildings were subsequently delivered to the Company in 2014. KSL Santiago was delivered in September 2014 and KSL San Francisco and KSL Santos were delivered in October 2014.

Total depreciation expense was $19.6 million, $11.1 million and $20.5 million in the years ended December 31, 2014, 2013 and 2012, respectively. These amounts include depreciation for the VLCCs of nil , nil and $9.4 million in the years ended December 31, 2014, 2013 and 2012, respectively, which are recorded in discontinued operations.